UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008 (September 8, 2008)

TITAN ENERGY WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-26139 (Commission File No.)	26-0063012 (IRS Employer Identification No.)

55800 Grand River Avenue, Suite 100
New Hudson, MI 48165-8713
(Address of principal executive offices, including zip code)

(248) 446-8557
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events.

On September 8, 2008, Titan Energy Worldwide, Inc. (the “Company”), issued a press release and sent a newsletter to its shareholders announcing that it executed an agreement to acquire RB Grove, Inc. (the “Acquisition”), an established 50 year provider of power generation equipment and service in southern Florida. A copy of the Press Release announcing the Acquisition is attached hereto as Exhibit 99.1. A copy of the Company’s Newsletter sent to its shareholders is also attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) None.
(b) None.
(c) None.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 8, 2008, entitled “Titan Energy Worldwide Signs Agreement to acquire second Florida power generation sales and service company.”

99.2	Issue 2, Volume 1, September 2008 Newsletter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

TITAN ENERGY WORLDWIDE, INC.

Dated: September 10, 2008	By:	/s/ John Michael Tastad
John Michael Tastad
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated September 8, 2008, entitled “Titan Energy Worldwide Signs Agreement to acquire second Florida power generation sales and service company.”

99.2	Issue 2, Volume 1, September 2008 Newsletter.